UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Amerityre Corporation
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AMERITYRE CORPORATION
1501 Industrial Road
Boulder City, Nevada 89005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, DECEMBER 4, 2012

TO THE STOCKHOLDERS OF AMERITYRE CORPORATION:

The annual meeting of the stockholders (the “Annual Meeting”) of Amerityre Corporation (the “Company”) will be held in the Company’s manufacturing plant at 1501 Industrial Road, Boulder City, Nevada 89005, on Tuesday, December 4, 2012 at 10:00 am, Pacific Time, to:

1. Elect four directors to serve until the 2013 Annual Meeting of Stockholders;

2. Ratify the selection of HJ & Associates, LLC as the Company’s independent auditor for the Company’s fiscal year ending June 30, 2013;

3. Approve an amendment to the Articles of Incorporation increasing the number of common shares authorized; and

4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing matters are described in more detail in the accompanying Proxy Statement.

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON OCTOBER 12, 2012 (THE “RECORD DATE”), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.

MANAGEMENT ENCOURAGES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON.  ALL HOLDERS OF THE COMPANY’S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY ENCLOSED WITH THIS NOTICE.

HOLDERS OF MORE THAN 50 PERCENT OF THE COMPANY’S 34,926,620 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.  THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF DIRECTORS (PROPOSAL 1). THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER REPRESENTED BY SHARES AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL BE REQUIRED FOR APPROVAL OF PROPOSAL 2 AND PROPOSAL 3, ASSUMING THAT A QUORUM IS PRESENT OR REPRESENTED AT THE ANNUAL MEETING.

THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

AMERITYRE CORPORATION
BY ORDER OF THE BOARD OF DIRECTORS

/s/Timothy L. Ryan

Timothy L. Ryan, Chief Executive Officer
Boulder City, Nevada
DATED:  October 15, 2012

SPECIAL REQUEST

REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY FORM IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT

If your shares are held in the name of a brokerage firm, nominee, or other institution, you are considered the beneficial owner of shares held in street name.  As the beneficial owner, you have the right to direct your broker, nominee or other institution how to vote your shares.  However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. Please promptly contact the person responsible for your account and give instructions for your shares to be voted.

The Company’s offices and plant are located 1501 Industrial Road, Boulder City, Nevada 89005.

AMERITYRE CORPORATION
1501 Industrial Road
Boulder City, Nevada 89005

PROXY STATEMENT

This Proxy Statement is furnished to stockholders of Amerityre Corporation (the “Company”) in connection with the solicitation of proxies on behalf of the management of the Company, to be voted at the annual meeting of the stockholders (the “Annual Meeting”) to be held in the Company’s manufacturing plant at 1501 Industrial Road, Boulder City, Nevada 89005, on Tuesday, December 4, 2012 at 10:00 am, Pacific Time.  The enclosed proxy form, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon.  If no instructions are indicated on the enclosed proxy form, at the Annual Meeting the proxy will be voted affirmatively to:

1. Elect four directors to serve until the 2013 Annual Meeting of Stockholders;

2. Ratify the selection of HJ & Associates, LLC as the Company’s independent auditor for the Company’s fiscal year ending June 30, 2013;

3. Approve an amendment to the Articles of Incorporation increasing the number of common shares authorized; and

4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The enclosed proxy form, even though executed and returned to the Company, may be revoked by the stockholder at any time before it is voted, either by giving a written notice mailed or delivered to the secretary of the Company, by submitting a new proxy form bearing a later date, or by voting in person at the Annual Meeting.  If the proxy form is returned to the Company without specific direction, the proxy will be voted in accordance with the Board of Directors’ recommendations as set forth herein.

The entire expense of this proxy solicitation, estimated at $21,000, will be borne by the Company.  In addition to this solicitation, in order to ensure that a quorum is represented at the Annual Meeting, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, telephone, or in person.

ONLY HOLDERS OF RECORD OF THE COMPANY’S 34,926,620 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT OCTOBER 12, 2012 (THE “RECORD DATE”), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH STOCKHOLDER HAS THE RIGHT TO ONE VOTE FOR EACH SHARE OF THE COMPANY’S COMMON STOCK OWNED.  CUMULATIVE VOTING IS NOT PROVIDED FOR.

MANAGEMENT ENCOURAGES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON.  ALL HOLDERS OF THE COMPANY’S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY FORM ENCLOSED WITH THIS NOTICE.  HOLDERS OF MORE THAN 50 PERCENT OF THE COMPANY’S 34,926,620 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.  THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF DIRECTORS (PROPOSAL 1). THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER REPRESENTED BY SHARES AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL BE REQUIRED FOR APPROVAL OF PROPOSAL 2 AND PROPOSAL 3, ASSUMING THAT A QUORUM IS PRESENT OR REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY ARE BEING MAILED ON OR ABOUT OCTOBER 16, 2012, TO ALL STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING.

THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

PROPOSAL NO. 1
ELECTION OF BOARD OF DIRECTORS

The following table sets forth the name, age and year first elected of each director of the Company:

Name of Current Director	Age	Director Since
Gary M. Tucker(1)	69	March 2010
Timothy L. Ryan(2)	63	June 2010
L. Wayne Arnett	61	March 2011
John J. Goldberg	45	March 2011
Brian Hesje	65	February 2012
Former Directors
Louis M. Hayne(3)	83	July 1997
Henry D. Moyle, Jr.(3)	80	March 1999
Francis E. Dosal(3)	73	December 2007
Silas O. Kines(4)	74	December 2009
(1) Gary Tucker is not standing for reelection.
(2)  Timothy L. Ryan was appointed Chairman of the Board of Directors on December 14, 2011.
(3)  Louis M. Hayne, Henry D. Moyle, and Francis E. Dosal did not stand for reelection at the December 14, 2011 Annual Meeting of Stockholders.
(4)  Silas O. Kines passed away on January 11, 2012.

The following persons have been nominated for election as directors of the Company:

Timothy L. Ryan	L. Wayne Arnett

John J. Goldberg	Brian W. Hesje

Certain biographical information with respect to the nominees for director is set forth below.  Each director, if elected by the stockholders, will serve until our 2013 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.  Vacancies on the Board of Directors during the year may be filled by the majority vote of the directors in office at the time of the vacancy without action by the stockholders.

Biographical Information on Nominees

Timothy L. Ryan incorporated Rhino Rubber LLC in September 2008. A manufacturing and distribution company, Rhino Rubber has brought a complete line of solid industrial tires and wheels to the US market serving the material handling industry.  Mr. Ryan served as President of Thule Trailers, Winslow, ME, an international manufacturer of aluminum and galvanized sport utility and cargo trailers targeting the US market, from June 2005 until July 2008.  He was recruited by Thule, a Swedish company, to implement a national sales and distribution strategy for enclosed aluminum trailers along with introducing an innovative Thule European-designed galvanized trailer program.  In that position he developed multi-location distribution and manufacturing capacity in the US market, as well as a multi-channel sales distribution initiative ranging from independent trailer dealers to national retailers such as ACE hardware, Balkamp/NAPA, Cabela’s, and U-Haul.  He was also responsible for implementing extensive restructuring and business alignment initiatives within the US to introduce new trailer concepts and solutions consistent with trends driven by the automotive industry. From June 1991 to Feb. 2005, Mr. Ryan worked for Trelleborg Wheel Systems Americas, Hartville, OH, as President.  Trelleborg is an international company dealing in ISO certified industrial tires serving the global material handling industry with proprietary products.  In that position, Mr. Ryan reported directly to the Business Unit President in Europe and was responsible for leading the Global Matrix Organization of 6 executives and 1800 employees in US, 8 executives and 700 employees in Sir Lanka, and 5 executive and 225 employees in Belgium. Prior to that position, from 1986 to 1991, Mr. Ryan served as General Manager of Industrial Tires Division (formally Teledyne Monarch Rubber) where he managed the industrial tire division of Teledyne Monarch Rubber with full P&L responsibility. Mr. Ryan worked in various product support, sales representative, and regional and national sales management positions from 1979 to 1986. Mr. Ryan completed three years of study in Business Administration at the University of Texas, Austin, TX (1969-1972), a Dale Carnegie Institute program (1981), and the Trelleborg Intercultural Management Program at Lund University, Lund, Sweden (1998).  Mr. Ryan served in the U.S. Air Force from 1967 through 1973.

L.Wayne Arnett is a financial executive with 30 years of experience in operations, finance, accounting, and computer technology. He has an in-depth knowledge of  GAAP accounting and SEC reporting; forecasting and budgeting; policy and procedure development; human resources; risk management; banking and capital financing; account management; facility and operations management; and information systems. Since October 2009, Mr. Arnett has operated his own consulting firm, Arnett & Company, providing a broad spectrum of business services and support to clients in various industries.  From March 1997 to October 2009, he served as Senior Vice President - Finance & Technology / Chief Financial Officer for 30sixty Advertising & Design, Inc., an advertising agency that provided services to the major film studios. From December 1994 to March 1997, Mr. Arnett was Vice President and Chief Financial Officer for Hyperion Entertainment, a TV and feature-film production company.  Prior to December 1994, Mr. Arnett held various Chief Financial Officer and Controller positions with The Valencia Consulting Group, PSI (a Kohlberg & Co. investment), Waste Management and Marshall Industries.  From January 1981 to July 1987, he served in the Audit Division at Arthur Andersen & Co., Los Angeles and specialized in manufacturing clients. Mr. Arnett earned a B.S. in Business Administration (Accounting) from California State University, Northridge in 1981.  Mr. Arnett was accredited by the California State Board of Accountancy as a Certified Public Accountant, and is a veteran of the U.S. Army Corps of Engineers.

John J. Goldberg has worked in institutional investing since 1997. He is currently a Managing Partner of Goldberg Advisers, LLC, an advisor to a natural resource focused limited partnership, a position he has held since July 2004. Prior to Goldberg Advisers, Mr. Goldberg worked from October 2000 through June 2004 as a Portfolio Manager at Hahn Capital Management, a San Francisco based, mid-cap value, institutional and private client money manager. Mr. Goldberg worked as an Equity Research Analyst for Wells Capital Management from September 1997 through September 2000. Prior to his career in money management and equity research, Mr. Goldberg worked as a banker for Wells Fargo & Company from 1991 to 1997. Mr. Goldberg received the Chartered Financial Analyst designation in 2000. He has completed course work in finance and accounting at the University of California at Berkeley and training programs at Wells Fargo Bank. Mr. Goldberg received a BA in Philosophy from Lehigh University in 1989.

Brian W. Hesje has been Chairman of the Board of Fountain Tire, Ltd, a large Canadian retail tire company, since 2005. Mr. Hesje was CEO of Fountain Tire from 2001 to 2005 and President from 1991 to 2001.  Prior to joining Fountain Tire as a director and shareholder in 1984, he was a partner in Sax, Zimmel, Stewart & Company, an accounting firm, where he specialized in small and medium sized public companies. Mr. Hesje is also currently Chairman of the Board of ATB Financial a Province of Alberta, Canada, firm providing a full line of personal, business, and agricultural financial services.  Mr. Hesje has served as a board member of several Canadian public companies and currently is on the boards of four private companies, is a member of the Audit Committee for the University of Alberta and is on the Board of Directors of Alberta Innovates – Bio Solutions, a non-profit company.  He is past Vice-Chair of the Board of Governors for the Northern Alberta Institute of Technology. Mr. Hesje earned a Bachelor of Education (1969) and Masters in Business Administration (1973) from the University of Alberta, Edmonton, obtained his Chartered Accountant designation from the Institute of Chartered Accountants of Alberta (1976) and was admitted as a Fellow to the Institute of the Chartered Accountants of Alberta (2000).  He was awarded an Alumni Honour Award by the University of Alberta in 2000.  In 2003, he was awarded the Canadian Institute of Retailing & Services (CIRAS) retailing award. In 2005 he was the recipient of the Alberta Centennial Medal.  He received a Distinguished Alumni Award from Augustana Campus, University of Alberta in 2008.

Board Leadership Structure

The Board has appointed the Chief Executive Officer to the position of Chairman of the Board. The Board believes that combining the roles of Chairman and Chief Executive Officer enhances alignment between the Board and management in strategic planning and execution as well as operational matters. Timothy Ryan currently serves as Chairman of the Board and as the Chief Executive. The Board does not currently have a lead independent director but three of the five board members are considered independent and the audit and compensation committees consist solely of independent directors.

The Board’s Role in Risk Oversight

The Board oversees the Company’s risk profile and management’s processes for assessing and managing risk. At least annually, the full Board reviews strategic risks and opportunities facing the Company. Certain other important categories of risk are assigned to the committees below (which are compromised solely of independent directors) that report back to the full Board. In general, the committees oversee the following risks:

- The Audit Committee oversees risks related to financial controls, capital structure of the enterprise (including borrowing, liquidity, allocation of capital, major capital transactions and expenditures), legal, regulatory and compliance risks, and the overall risk management governance structure and risk management function.
- The Compensation Committee oversees the Company’s compensation programs to ensure they do not incentivize excessive risk-taking.

During fiscal year ended June 30, 2012, the full Board received reports on the most important strategic issues and risks facing the Company. In addition, the Board routinely receives reports from management regarding enterprise risk assessments and risk management practices.

The Board believes that its leadership structure supports the risk oversight function. Specifically, the Board believes that Timothy Ryan, with his in-depth knowledge and understanding of the Company’s business and the industry, is better able to bring key strategic and business issues and risks to the Board’s attention than would a non-executive Chairman of the Board. Additionally, as indicated above, certain important categories of risk are assigned to committees, consisting of fully independent directors that receive, review and evaluate management reports on risk, thereby preserving the benefit of independent risk oversight along with full Board responsibility and review.

Communications with the Board of Directors

Stockholders can communicate directly with any of the Company’s directors, including its non-management directors, by sending a written communication to a director c/o Amerityre Corporation, 1501 Industrial Road, Boulder City, Nevada 89005. In addition, any party who has concerns about the accounting, internal controls or auditing matters, or potential violations of our Code of Conduct may send communications per the instructions on the Company’s website. Such communications may be confidential or anonymous.

Audit Committee

Our Audit Committee includes Brian Hesje (Chairman) and John Goldberg. All of the Audit Committee members are deemed to be independent. Our Board of Directors has determined that Brian Hesje is an "audit committee financial expert" as defined under SEC regulations.  The tasks and responsibilities of the Audit Committee include (i) the review and discussion of the audited financial statements with management, (ii) discussing with the independent auditors the matters required to be discussed by the Statement of Auditing Standards No. 114, as may be modified or supplemented, (iii) receiving from auditors disclosure regarding the auditors' Independence Standards Board Standard No. 1, as may be modified or supplemented, and (iv) approving the engagement of the auditors..  The Audit Committee was reorganized in August 2012 with the addition of Brian Hesje to the Board of Directors.  In April 2011, the Board of Directors voted to adopt a new Audit Committee charter that was recommended by the Audit Committee members. The new charter was adopted to clarify and update the responsibilities of the Audit Committee. A copy of the new charter is available on the Company’s web site or upon written request from company management. Members of the Audit Committee met 5 times during the fiscal year ended June 30, 2012.

Compensation Committee

Our Compensation Committee includes Brian Hesje (Chairman), Gary Tucker and John Goldberg. All of the Compensation Committee members are deemed to be independent.  The Compensation Committee meets as necessary but at least once annually to review executive compensation and make recommendations regarding compensation to the full Board of Directors.  The Compensation Committee met 2 times during the fiscal year ended June 30, 2012. The Compensation Committee charter is posted on our website at www.amerityre.com.

Nominating Committee

Our Nominating Committee includes Gary Tucker (Chairman) and Wayne Arnett. Mr. Arnett, because of his involvement in day to day financial management of the Company, may not be deemed independent. The other Nominating Committee member is deemed to be independent.  The Nominating Committee meets as necessary, but at least once annually to consider and recommend potential nominees for directorships to the full Board of Directors.  The Nominating Committee met once during the fiscal year ended June 30, 2012.  The Nominating Committee charter is posted on our website at www.amerityre.com.  Pursuant to the charter, the Nominating Committee will consider candidates for directorships proposed by any stockholder although there is no formal procedure for making such proposals.

Meetings of our Board of Directors

Our Board of Directors held 10 meetings during the fiscal year ended June 30, 2012 (including 9 meetings conducted by telephone conferencing).  No director attended less than 75 percent of all board and applicable committee meetings during the year. Directors and nominees for director are expected to attend the Company’s annual shareholders’ meeting.

Directors’ Compensation

On July 6, 2011, the Board of Directors cancelled the “2004 Non-Employee Directors’ Stock Incentive Plan” and approved the “Directors’ 2011 Stock Option and Award Plan” (the “2011 Plan”). The Board of Directors also authorized a total of 3,300,000 shares for the 2011 Plan. Under the terms of the 2011 Plan, each director was granted options to purchase 300,000 shares at that day’s closing price of $0.17 per share. These options will vest over three years as follows, 100,000 on June 30, 2012; 100,000 June 30, 2013; and 100,000 on June 30, 2014. These options expire two years after vesting. The Board member who serves as the Audit Committee Chairperson during the fiscal year will also receive an addition 50,000 options per year under the same terms and conditions. Directors who fulfill special assignments at the direction of the Board of Directors may be compensated for service on such assignments at a per diem rate of up to $1,000 per day. Directors who perform additional services may also receive bonus share awards at the discretion of the Board of Directors. An aggregate total of 854,000 shares of restricted common stock valued at $214,800 were issued to or accrued for non-employee directors for additional services performed for the year ended June 30, 2012. Directors are also reimbursed for expenses incurred in connection with their service as Directors, including travel expenses for meeting attendance.

On July 6, 2011, the Board of Directors approved the issuance of 100,000 shares of restricted common stock to each of its directors, Timothy Ryan and Wayne Arnett, for additional services provided during the quarter ended June 30, 2011. The total estimated value of the 200,000 shares issued was $34,000 based on the closing market price on the issuance date of $0.17 per share.

Effective July 6, 2011, the Board of Directors approved compensation of $7,000 per month to director Timothy Ryan in his capacity as Chief Executive Officer, and $4,000 per month to director, Wayne Arnett, for their respective service in managing the day to day operations, sales and marketing, and finance and accounting.

On November 16, 2011, the Board of Directors approved the issuance of 50,000 shares of restricted common stock to each of its directors, Timothy Ryan and Wayne Arnett, and 44,000 shares of restricted common stock to director, John Goldberg, for additional services provided during the quarter ended December 31, 2011. The total estimated value of the 144,000 shares issued was $57,600 based on the closing market price on the issuance date of $0.40 per share.

 On December 30, 2011, the Board of Directors approved the issuance of 100,000 shares of restricted common stock to each of its directors, Timothy Ryan and Wayne Arnett, and 60,000 shares of restricted common stock to director, John Goldberg, for additional services provided during the quarter ended September 30, 2011. The total estimated value of the 260,000 shares issued was $70,200 based on the closing market price on the issuance date of $0.27 per share.

On August 1, 2012, the Board of Directors approved the issuance of 250,000 shares of restricted common stock to director, Timothy Ryan; 200,000 shares of restricted common stock to director, Wayne Arnett; 150,000 shares of restricted common stock to director, John Goldberg; 100,000 shares of restricted common stock to director, Gary Tucker and 50,000 shares of restricted common stock to director, Brian Hesje, for additional services provided during the six months ended June 30, 2012. The total estimated value of the 750,000 shares issued was $150,000 based on the closing market price on the issuance date of $.20 per share.

Vote Required

The affirmative vote of a plurality of the votes cast, in person or by proxy, at the Annual Meeting will be required for the election of Directors.  The Board of Directors recommends a vote “FOR” all the nominees.  It is intended that in the absence of contrary specifications, proxies will be voted for the election of the nominees named above.  However, under new SEC regulations, broker non-votes will not be counted in the election of Directors. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any nominee will be unavailable.

PROPOSAL NO. 2
RATIFY THE SELECTION OF HJ & ASSOCIATES, LLC AS
THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected HJ & Associates, LLC as the Company’s independent auditor for the fiscal year ending June 30, 2013.  To the knowledge of the Company, at no time has HJ & Associates, LLC had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants.  It is anticipated that a representative of HJ & Associates, LLC will be present at the Annual Meeting and will be provided the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions.

(1) Audit Fees.  The aggregate fees billed us for each of the last two fiscal years for professional services rendered by our principal accountant for the audit of our annual financial statements and review of our quarterly financial statements is $74,100 and $62,465 respectively.
(2) Audit-Related Fees.  None.
(3) Tax Fees. $1,550 and $1,580.
(4) All Other Fees. None.

The Audit Committee approved all of the above services prior to the commencement of work.

Vote Required

Ratification of the Company’s independent auditor requires the approval of a majority of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting.  The Board of Directors recommends a vote “FOR” the ratification of the selection of HJ & Associates, LLC as the Company’s independent auditor for the fiscal year ending June 30, 2013. It is intended that in the absence of contrary specifications, proxies will be voted for the selection of HJ & Associates, LLC.

PROPOSAL NO. 3
APPROVE AN INCREASE IN AUTHORIZED SHARES OF OUR COMMON STOCK FROM
40,000,000 SHARES TO 55,000,000 SHARES OF COMMON STOCK

The Company currently is authorized to issue up to 40,000,000 shares of its $.001 par value common stock. As of the Record Date, there are 34,926,620 shares of common stock issued and outstanding.

The Board of Directors unanimously recommends increasing the authorized shares of common stock from 40,000,000 shares to 55,000,000 shares.  This action is being recommended to allow the Company the ability to issue additional shares to convert outstanding preferred stock to common stock to meet our obligations to investors in our summer 2012 private placement of preferred stock, and to provide additional available equity to permit the Company to engage in further manufacturing development activities and continue our initiatives for future growth.  In addition, our Board of Directors considers it advisable to have shares available for issuance under future employee benefit plans and for other corporate purposes.

On June 1, 2012, Amerityre Corporation (the “Company”) filed a certificate of designation with the State of Nevada for its Series A Contingent Convertible Preferred Stock (“Series A Preferred”), designating rights and privileges for a total of 1,500,000 shares, $0.001 par value. The designation was approved by the Company’s Board of Directors pursuant to the authority granted to the Board of Directors in the Company’s Articles of Incorporation. The remaining 3,500,000 shares of authorized preferred stock are undesignated.

The Board of Directors determined to designate the Series A Preferred in order to have shares available to raise capital in a private placement of up to $1,500,000. The immediate funding was necessary for purchase of manufacturing equipment, chemicals and other components as well as additional staffing to increase production to meet product orders.  At the time of the Board’s determination, there was insufficient authorized common stock remaining to raise the necessary capital so the Board decided to offer some of the authorized preferred shares with the commitment to the investors to request approval at the next annual shareholders’ meeting of an increase in authorized common stock sufficient to convert the preferred shares to common stock.

The Series A Preferred shares will automatically convert to the Company’s common stock at a ratio of 4 shares of common stock for each share of the Series A Preferred shares after the later of six months from the date of issuance or the date on which the Corporation shall have available shares of common stock which are authorized, un-issued and not reserved for any other event or contingency, in an amount sufficient to convert all of the shares of Series A Contingent Convertible Preferred Stock shares issued and outstanding on the date of the proposed conversion.

In order to accomplish the conversion of the Series A Preferred, of which a total of 1,135,000 shares were sold at $1.00 per share, for gross proceeds of $1,135,000, there must be available authorized common stock of 4,540,000 shares. Increasing the authorized common shares from 40,000,000 to 55,000,000 will provide sufficient authorized shares to accomplish the conversion and leave approximately 11,133,075 additional authorized common shares unreserved and available for other corporate purposes as described above.

Reasons to Approve the Increase in Authorized Shares

Although our gross revenues have continued to increase and our net losses have declined, we have not been able to increase our product sales as much as we hoped due in part to funding constraints. Over the past several years, we have cut expenses wherever possible and increased our manufacturing efficiencies. In additional to generating increased revenues, we have generated funding through the sale of convertible promissory notes. To preserve operating capital, we have also issued shares for services in lieu of cash, including shares issued as compensation to employees and consultants and advisors necessary to continue operations.

Our total indebtedness at June 30, 2012 was $1,276,924, which consisted of current and long-term liabilities. Current liabilities include accounts payable, accounts payable to related parties, convertible notes, accrued liabilities and the current portion of long-term debt. At June 30, 2012, we had current assets of $1,150,065 consisting of cash of $105,838 and, receivables, inventory and prepaid expenses of $1,044,227. We had total property, plant and equipment (net of accumulated depreciation) of $682,213 at June 30, 2012.

Based on our operational costs and including the capital requirements for scaling up our manufacturing activities to meet product orders plus working capital required to fund raw material purchases, finished goods inventory and receivables, we estimate we would need a total of approximately $1,500,000 to meet the immediate demand for our products. Without the immediate additional funding, we believed the opportunity to increase sales revenues by fulfilling existing orders will be lost. The investors in the offering of the Series A Preferred provided the risk capital funding to allow us to timely meet the sales demand, increase our customer base and secure future revenues.

We have outstanding Series A Preferred shares of 1,135,000. If our shareholders approve the increase in authorized shares, the Company will issue up to a total of 4,540,000 shares of common stock to convert the outstanding Series A Preferred. The issuance of the conversion shares for the Series A Preferred shares will cause some dilution to current shareholders, but we anticipate that the opportunity to increase product sales should offset the effects of any temporary dilution.

Effects of the Increase in Authorized Shares

As soon as the increase is effective, the number of authorized shares of common stock that are issued and outstanding will increase. If the increase is approved, the outstanding Series A Preferred shares will be immediately converted to 4,540,000 shares of common stock. At this time, we have no plans to issue any additional shares or to reserve any additional shares for compensation plans, although the Board of Directors may do so at its discretion

As of October 12, we had (i) 40,000,000 shares of authorized common stock, par value $0.001 per share, of which 34,926,620 shares of common stock were issued and outstanding. We have reserved approximately 2,479,000 shares pursuant to options granted and outstanding. We have an additional 1,416,590 shares reserved for issuance under our existing stock option and award plans. We also have 279,715 shares reserved for issuance pursuant to warrants outstanding. In addition, we have 225,000 shares reserved for issuance pursuant to outstanding convertible notes.  Following approval of the requested increase in common shares, if we issue shares to convert the Series A Preferred, we will have a total of approximately 43,866,925 shares issued and outstanding including shares reserved for issuance pursuant to options or warrants granted, or shares reserved for issuance under our existing stock option and award plans. We will have approximately 11,133,075 shares authorized and available for issuance.

We do not have any plans, arrangements or understandings for the remaining portion of the authorized but unissued shares. However, these authorized but unissued and unreserved shares of our common stock could be issued by the board without further shareholder approval. It is our present intention to issue additional shares only as necessary to fund expansion of our manufacturing operations and if we issue additional shares, the ownership interest of holders of common stock will be diluted.

The increase of unissued and unreserved authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction. However, the increase has not been authorized in response to any effort of which the Company is aware to accumulate shares of our common stock or obtain control of the Company. The Company’s Articles of Incorporation do not currently contain provisions having an anti-takeover effect. Other than the increase, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of our Company.

Exchange Act Matters

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Any increase in authorized capital, if implemented, will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements. Our common stock is currently quoted, and following any increase will continue to be quoted, on the OTCBB. We do not expect that our common stock will be traded under a new symbol, nor do we expect that the CUSIP number for our common stock will change. Any increase in authorized common stock will be reflected on new certificates issued by the Company and in electronic entry systems but will not otherwise affect outstanding shares.

Accounting Matters

The increase in authorized shares will not affect total shareholders’ equity on our balance sheet.

Tax Consequences

To our best knowledge, any increase in our authorized shares will have no tax consequences for our shareholders.

Effect of Not Obtaining the Required Vote for Approval

If the increase in authorized shares is not approved, our ability to continue operations may be severely limited. We will be unable to meet our obligations to our Series A Preferred investors, or raise additional funds to meet future obligations. Our ability to raise additional funds will be severely constrained, and, without funding, we may not have sufficient remaining equity to retain officers, directors and employees, or engage necessary consultants.

Procedure for Effecting the Increase in Authorized Shares

The increase will become effective as of the date of filing the amendment to the Articles of Incorporation with the State of Nevada, with such date being referred to as the “effective time.” The form of the Certificate of Amendment to our Articles of Incorporation is included below:

FORM OF PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:

Amerityre Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article III:   The Corporation shall have the authority to issue a total of 60,000,000 shares, consisting of 5,000,000 shares of preferred stock having a par value of $0.001 per share (hereinafter referred to a “Preferred Stock”) and 55,000,000 shares of common stock, par value $0.001 per share (hereinafter referred to as “Common Stock”).

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: _______________ (_____%)

4. Effective date of filing: (optional)

5. Signature: (required)

/s/_________________
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

NO NEW CERTIFICATES WILL BE ISSUED TO ANY SHAREHOLDER AS A RESULT OF THE INCREASE AND SHAREHOLDERS SHOULD NOT SUBMIT EXISTING CERTIFICATES FOR RE-ISSUANCE.

Vote Required

Approval of the increase in authorized shares of the Company’s common stock  requires the approval of a majority of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting.  The Board of Directors recommends a vote “FOR” the increase from 40,000,000 authorized shares of common stock to 55,000,000 authorized shares of common stock. It is intended that in the absence of contrary specifications, proxies will be voted for the increase. Broker non-votes and abstentions will not be counted in the vote for the increase.

EXECUTIVE OFFICERS

The following sets forth certain information regarding our officers as of September 30, 2012 and for the fiscal year ended June 30, 2012:

Name of Officer	Age	Position	Officer Since
Timothy L. Ryan(1)	63	Chief Executive Officer	May 2011
James G. Moore, Jr. (2)	64	Vice President – Engineering/Chief Operating Officer	August 1997

(1) Timothy L. Ryan was appointed the Chief Executive Officer effective May 2, 2011.
(2) James G. Moore, Jr. resigned as Vice President – Engineering/Chief Operating Officer effective March 3, 2012.

Timothy L. Ryan incorporated Rhino Rubber LLC in September 2008. A manufacturing and distribution company, Rhino Rubber has brought a complete line of solid industrial tires and wheels to the US market serving the material handling industry. Mr. Ryan served as President of Thule Trailers, Winslow, ME, an international manufacturer of aluminum and galvanized sport utility and cargo trailers targeting the US market, from June 2005 until July 2008.  He was recruited by Thule, a Swedish company, to implement a national sales and distribution strategy for enclosed aluminum trailers along with introducing an innovative Thule European-designed galvanized trailer program.  In that position he developed multi-location distribution and manufacturing capacity in the US market, as well as a multi-channel sales distribution initiative ranging from independent trailer dealers to national retailers such as ACE hardware, Balkamp/NAPA, Cabela’s, and U-Haul.  He was also responsible for implementing extensive restructuring and business alignment initiatives within the US to introduce new trailer concepts and solutions consistent with trends driven by the automotive industry. From June 1991 to Feb. 2005, Mr. Ryan worked for Trelleborg Wheel Systems Americas, Hartville, OH, as President.  Trelleborg is an international company dealing in ISO certified industrial tires serving the global material handling industry with proprietary products.  In that position, Mr. Ryan reported directly to the Business Unit President in Europe and was responsible for leading the Global Matrix Organization of 6 executives and 1800 employees in US, 8 executives and 700 employees in Sir Lanka, and 5 executive and 225 employees in Belgium. Prior to that position, from 1986 to 1991, Mr. Ryan served as General Manager of Industrial Tires Division (formally Teledyne Monarch Rubber) where he managed the industrial tire division of Teledyne Monarch Rubber with full P&L responsibility. Mr. Ryan worked in various product support, sales representative, and regional and national sales management positions from 1979 to 1986. Mr. Ryan completed three years of study in Business Administration at the University of Texas, Austin, TX (1969-1972), a Dale Carnegie Institute program (1981), and the Trelleborg Intercultural Management Program at Lund University, Lund, Sweden (1998).  Mr. Ryan served in the U.S. Air Force from 1967 through 1973.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the duties, responsibilities and role of our Compensation Committee as well as the material elements of compensation for the our executive officers identified in the Summary Compensation Table set forth below (the “Named Executive Officers”).  Over the past year, the Compensation Committee has reviewed our compensation practices and the components of executive compensation.  The information below provides the description of compensation policies applicable to executive officers and other highly compensated individuals under employment and/or consulting arrangements.

Objectives of Our Compensation Program

The primary objective of our compensation program, including our executive compensation program, is to maintain a compensation program that will fairly compensate our executives and employees, attract and retain qualified executives and employees, who are able to contribute to our long-term success, encourage performance consistent with clearly defined corporate goals and align our executives’ long-term interests with those of our stockholders. To that end, our compensation practices are intended to:

1.            Tie total compensation to the Company’s performance and individual performance in achieving financial and non-financial objectives;
2.            Align senior management’s interests with stockholders’ interests through long-term equity incentive compensation.

Role of the Compensation Committee

The Compensation Committee determines the compensation of our Chief Executive Officer and, in consultation with the Chief Executive Officer, our other executive officers. In addition, the Compensation Committee is responsible for adopting, reviewing and administering our compensation policies and programs, including the cash bonus incentive plan and equity incentive plans, which are discussed in more detail below. Our Compensation Committee adheres to a compensation philosophy that (i) seeks to attract and retain qualified executives who will add to the long-term success of the Company, (ii) promotes the achievement of operational and strategic objectives, and (iii) compensates executives commensurate with each executive’s level of performance, level of responsibility and overall contribution to the success of the Company.

In determining the compensation of our Chief Executive Officer and our other executive officers, the Compensation Committee considers the financial condition and operational performance of the Company during the prior year. In determining the compensation for executive officers other than the Chief Executive Officer, the Compensation Committee considers the recommendations of the Chief Executive Officer and comparable market rates.

The Compensation Committee reviews the compensation practices of other companies, based in part on market survey data and other statistical data relating to executive compensation obtained through industry publications and other sources. The Compensation Committee does not seek to benchmark the Company’s compensation program directly with other publicly traded companies or other companies with which we may compete for potential executives since some of these competitors are privately held research and development companies for which executive compensation information is not available.

Components of Executive Compensation for Fiscal 2011 and Fiscal 2012

As of June 30, 2011, all previous executive employment agreements had expired and all employees are employed on an at-will basis.

The elements of the Company’s current compensation program are base salary and long-term equity incentives. Our compensation program is designed to provide our executives with incentives to achieve our short- and long-term performance goals and to pay competitive base salaries. Each Named Executive Officer’s current and prior compensation is considered in setting future compensation.

Each of the elements of our executive compensation program is discussed in the following paragraphs.

Base Salaries

Base salaries are based on a number of factors, including the executive’s experience level and scope of responsibility, performance level, estimate of future potential and overall contribution. The value of base salary also reflects the employee’s long-term performance, skill set and the market value of that skill set. Base salaries for our Named Executive Officers and other highly compensated individuals are reviewed on an annual basis and adjustments made to reflect performance-based factors, as well as competitive conditions. The Company does not apply specific formulas in setting base salaries.

Annual Cash Performance Bonuses

Prior to June 30, 2011, employment agreements with certain of Amerityre’s executive officers included an incentive component which enabled them to be eligible to earn an annual cash bonus based upon meeting certain performance metrics applicable to the Company’s performance in general and the executive’s performance in particular. Annual cash performance bonuses are currently not a component of the executive compensation program.

Long Term Equity Incentives

See the summary description of the 2005 Plan under Proposal No. 3 above.

Perquisites and Other Benefits

The Company does not provide significant perquisites or personal benefits to executive officers, other than the partial payment of health insurance premiums.

Employment Agreements

As of June 30, 2012, there were no employment agreements with any executive officer and all employment is on an at-will basis. The determination by the Board of Directors to operate without an employment agreement for key personnel is intended to be a temporary measure to insure the flexibility to control expenses while assessing the Company’s organizational structure. The Compensation Committee and the Board of Directors have considered the risks involved with having no written and binding employment agreements. Balancing the risks of losing key employees with the considerations of financial flexibility is an ongoing process. At this time, we have determined that the flexibility of operating without employment agreements is in the Company’s best interest.

For the fiscal year ended June 30, 2012, Timothy Ryan received monthly cash compensation of $7,000 for his service as Chief Executive Officer. In addition to his cash compensation, Mr. Ryan was awarded bonus shares per the recommendations of the Compensation Committee, as follows:

Date Awarded	Number of Shares Awarded	Value of Shares Awarded
11/16/11	50,000	$20,000
12/30/11	100,000	$27,000
8/1/12	250,000	$50,000

For fiscal 2013, monthly compensation of $7,000 for Timothy L. Ryan, the Company’s Chief Executive Officer, was recommended by the Compensation Committee and approved by the Board of Directors. This compensation arrangement is expected to remain in place at the discretion of the Board of Directors.

Employee Benefits

The Company offers employee health insurance benefits coverage to provide our workforce with a reasonable level of financial support in the event of illness or injury. Health insurance benefits are available to all full time employees, including executive officers of the Company. The executive officers of the Company, including the Named Executive Officers, participate in these plans on the same basis as all other employees. The cost of employee benefits is borne 20 percent by each employee and 80 percent by the Company.

Accounting Matters

In the first quarter of fiscal 2006, the Company adopted the provisions of Accounting Standards Codification 718, Compensation – Stock Compensation (ASC 718), formerly SFAS 123(R), which requires the fair value of options to be recorded as compensation cost in the consolidated financial statements. The adoption of ASC 718 has resulted in $92,910 and $43,932 in additional compensation costs to be recognized in fiscal 2012 and 2011, respectively.

Stock Option and Stock Bonus Awards

In June 2012, the Compensation Committee and the Board of Directors approved the grant of stock option awards to the Purchasing & Inventory Control Manager, Timothy Julius (50,000) and the Maintenance & Machinist Manager, Mark Flanagan (50,000). These options vest on June 30, 2013 at an exercise price of $0.29 per share based on the grant date. The options will expire two years after vesting or upon termination of employment. Vested and unexercised options will expire 90 days following the termination of employment. In addition, an award of the Company’s restricted common stock was issued to the Plant Manager, John Straub (50,000).  The stock award had an approximate value of $14,000 based on the per share closing price of $0.28 on the award date.

Stock Ownership Requirements

The Board of Directors has historically encouraged its members and members of senior management to acquire and maintain stock in the Company to link the interests of such persons to the stockholders. However, neither the Board of Directors nor the Compensation Committee has established stock ownership guidelines for members of the Board of Directors or the executive officers of the Company.

Compensation Committee Report On Executive Compensation

The Compensation Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis (“CD&A”) with the Company’s management. Based on such review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the CD&A be included in this Proxy Statement on Schedule 14A relating to the upcoming annual meeting and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

/s/Brian W. Hesje	/s/Gary M. Tucker	/s/John J. Goldberg
Brian W. Hesje, Chairman	Gary M. Tucker	John J. Goldberg

The following Summary Compensation Table sets forth the aggregate compensation paid or accrued by the Company to the executive officers, (the “Named Executive Officers”) as of June 30, 2012 and 2011.

Summary Compensation Table

Current Officers Name & Principal Position	Year	Salary (In $)(1)	Bonus (In $)	Stock (In $)	Option Awards (In $)(2)	Non-Equity Incentive Plan Compensation (In $)	Nonqualified Deferred Compensation Earnings (In $)	All Other Compensation (In $)	Total (In $)
T. Ryan, CEO(3)	2012 2011	84,000 -	- -	97,000 17,000	22,617 -	- -	- -	- -	203,617 17,000
Former Officers Name & Principal Position
J. Moore, Jr. VP Eng./COO	2012 2011	67,020 85,000	- -	- -	- 23,571	- -	- -	- -	67,020 108,571

(1) Actual cash amount paid based on bi-weekly payroll or monthly stipend for the period July 1, 2011 through June 30, 2012 and July 1, 2010 through June 30, 2011, respectively.
(2) Based on the aggregate grant date fair value computed in accordance with ASC 718.
(3) Mr. Ryan was appointed Chief Executive Officer on May 2, 2011 and does not receive any additional compensation for his board service.

Grants of Plan Based Awards

No plan based stock awards were issued to the Named Executive Officers during the year ended June 30, 2012.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards of the Named Executive Officers as of June 30, 2012.

	Option Awards					Stock Awards
Name	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
J. Moore	75,000	-	-	1.79	5/12/13	-	-	-	-
T. Ryan	200,000	-	-	0.17	6/30/14	-	-	-	-

Option Exercises and Stock Vested
 Pension Benefits and Nonqualified Deferred Compensation

The Company does not provide pension benefits or provide any other qualified retirement plans or non-nonqualified deferred compensation plans for its employees or directors.

DIRECTOR COMPENSATION

The following table sets forth the aggregate compensation paid or accrued by the Company to the Directors for the fiscal year ended June 30, 2012.

Name	Fees Earned or Paid in Cash(1) (In $)	Stock Awards(1) (In $)	Option Awards (In $)	Non-Equity Incentive Plan Compensation (In $)	Non- Qualified Deferred Compensation Earnings (In $)	All Other Compensation (In $)	Total (In $)
L. Haynie(2)	-	8,750	11,309	-	-	-	20,059
F. Dosal(2)	-	8,750	11,309	-	-	-	20,059
H. Moyle(2)	-	8,750	11,309	-	-	-	20,059
S. Kines(2)	-	8,750	11,309	-	-	-	20,059
G. Tucker(3)	-	54,000	11,309	-	-	-	65,309
T. Ryan(4)	-	-	-	-	-	-	-
J. Goldberg(5)	-	63,800	11,309	-	-	-	75,109
W. Arnett(6)	48,000	87,000	16,963	-	-	-	151,963
B. Hesje(2)	-	10,000	-	-	-	-	10,000

(1)   Directors who fulfill special assignments at either the direction of the Executive Committee or pursuant to an agreement with the Board of Directors may be compensated for service on such assignments at a per diem rate of up to $1,000 per day, or may receive bonus share awards for additional services at the discretion of the Board of Directors.

(2) Stock and option awards issued or granted to these directors represent compensation for general board service.
(3) Mr. Tucker was appointed to the board in March 2010. He was granted stock and option awards for additional service at the request of the Board as well as for general board service.
(4) Mr. Ryan was appointed Chief Executive Officer on May 2, 2011 and does not receive any additional compensation for his board service.
(5) Mr. Goldberg was appointed to the board in March 2011. He was granted stock and option awards for additional service at the request of the Board as well as for general board service.
(6) Mr. Arnett was appointed to the board in March 2011. He was granted stock and option awards for additional service at the request of the Board as well as for general board service.

All directors are reimbursed for all travel related expenses incurred in connection with their activities as directors.

Effective September 23, 2010, the directors agreed to suspend the in-person meeting fees for a period of six months in order to cut the Company’s expenses, particularly in connection with the Annual Shareholders’ Meeting. The in-person meeting fees had not been reinstated as of this filing.

Non-Employee Directors' Stock Incentive Plan

On July 6, 2011, the Board of Directors cancelled the “2004 Non-Employee Directors’ Stock Incentive Plan” and approved the “Directors’ 2011 Stock Option and Award Plan” (the “2011 Plan”). The 2011 Plan was established to attract, motivate and retain qualified non-employee directors. The Board of Directors authorized a total of 3,300,000 shares for the 2011 Plan. Under the terms of the 2011 Plan, each director was granted options to purchase 300,000 shares at that day’s closing price of $0.17 per share. These options will vest over three years as follows, 100,000 on June 30, 2012; 100,000 June 30, 2013; and 100,000 on June 30, 2014. These options expire two years after vesting. The Board member who serves as the Audit Committee Chairperson during the fiscal year will also receive an addition 50,000 options per year under the same terms and conditions.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in our corporate structure affecting common stock, or a sale by us of all or a substantial part of its assets, or any distribution to stockholders other than a cash dividend, our Board of Directors will make appropriate adjustment in the number and kind of shares authorized by the Plan, and any adjustments to outstanding awards as it deems appropriate.  However, no fractional shares of common stock will be issued pursuant to any such adjustment, and the fair market value of any fractional shares resulting from adjustments will be paid in cash to the awardee.

All options and restricted stock granted to an awardee shall automatically terminate and be null and void as of the date an eligible Director's service on the Board of Directors terminates if the directorship is terminated as a result of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation, or conversion of assets or opportunities of our company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

For fiscal 2012, Timothy Ryan, the Company’s President, CEO and Chairman of the Board of Directors, has an oral agreement to receive $7,000 cash per month as compensation for his service as President and CEO, with possible additional equity compensation to be determined by the Compensation Committee and the Board of Directors. Director L. Wayne Arnett has an oral agreement to receive $4,000 cash per month as compensation for financial consultation services authorized and approved by the Board of Directors, with possible additional equity compensation to be determined by the Compensation Committee and the Board of Directors.

As of October 3, 2012, neither Mr. Ryan nor Mr. Arnett may be deemed ‘independent’ as that term is defined by the Securities and Exchange Commission, Mr. Ryan because of his position as an officer and Mr. Arnett because of his involvement in day to day financial management of the Company. At the request of the Board of Directors, Mr. Arnett is currently on a special assignment to strengthen the internal controls and revamp the Company’s financial reporting system.

Amerityre’s Chairman of the Board and Chief Executive Officer, Timothy L. Ryan, is also the principal owner of Rhino Rubber LLC, a manufacturing and distribution company for solid industrial tires and wheels.  During fiscal 2012 and fiscal 2011, Rhino Rubber LLC purchased a total of $24,141 and $27,383, respectively, in tire products from Ameritye.  As of June 30, 2012 and 2011, the accounts receivable balances for Rhino Rubber LLC were $22,981 and $4,976, respectively.  The terms and conditions of those related-party sales transactions, were the same as those afforded to any of Amerityre’s customers.

A former board member, Silas O. Kines, who passed away on January 11, 2012, was also the principal owner of Forklift Tire of Florida and K-2 Industrial Tire, Inc.  Forklift Tire of Florida is a distributor primarily of Amerityre’s forklift product line.  During fiscal 2012 and fiscal 2011, Forklift Tire of Florida purchased a total $21,663 and $10,413, respectively, in tire products from Amerityre.  As of June 30, 2012 and 2011, the accounts receivable balances for Forklift Tire of Florida were $9,255 and $10,479, respectively.  The terms and conditions of those related-party sales transactions were the same as those afforded to any of Amerityre’s customers.  In accordance with the Commission Agreement, dated February 2, 2011, between Amerityre Corporation and K-2 Industrial Tire, Inc., K-2 is due a five percent (5%) commission on all forklift tire sales.  In exchange for the forklift models transferred to Amerityre under that agreement, the first $96,000 in commission payments will be used to extinguish to the long term liability recorded on the transaction.  As of June 30, 2012, $27,014 and $53,840 were recorded for the current and long-term portion, respectively, of the related liability. Since his passing, Mr. Kines is no longer considered a related party. As a result, the related receivables are not reflected as related party receivables on the balance sheet for the years ended June 30, 2012 and 2011.

The remaining directors,  John Goldberg, Brian Hesje and Gary Tucker, are all deemed to be independent under the definition of independence per NASDAQ Rule 5605(a)(2), which standard for independence has been adopted by the Company.  In addition, directors Hesje and Goldberg meet the additional requirements for audit committee members under NASDAQ Rule 5605(c), including meeting the criteria for independence set forth in Rule 10A-3(b)(1) under the Act (subject to the exemptions provided in Rule 10A-3(c) under the Act), not having participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, and being able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Common stock

The following tables set forth as of October 8, 2012, the name and address and the number of shares of our Common Stock held of record or beneficially by each person who held of record, or was known by us to own beneficially, more than 5 percent of our issued and outstanding common stock, and the name and shareholdings of each Director and of all officers and Directors as a group. The information on share numbers and percentage ownership listed assumes: a) the exercise of options by the beneficial owner (all included options are currently exercisable); and b) a corresponding increase in the number of shares issued and outstanding. Beneficial ownership is determined in accordance with the rules of the SEC.  In determining the number of shares beneficially owned by a person, options or warrants to purchase common stock held by that person that are currently exercisable, or become exercisable within 60 days following, are deemed outstanding; however, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.  We believe that all of the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

Security Ownership of Certain Beneficial Owners
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Henry D. Moyle, Director(3)(6) P.O. Box 790038, Virgin, UT 84779	1,994,717	5.71

Security Ownership of Management of the Company
Name and Position of Director/Officer	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Louis M. Haynie, Former Director(3)(5)	923,544	2.64
Henry D. Moyle, Former Director(3)(6)	1,994,717	5.71
Francis E, Dosal, Former Director(3)(7)	644,837	1.85
Silas O. Kines, Former Director(4)	266,979	0.65
Gary M. Tucker, Director	386,204	1.11
Timothy L. Ryan, Chairman of the Board	747,412	2.14
L. Wayne Arnett, Director	615,431	1.76
John J. Goldberg, Director	1,257,478	3.60
Brian W. Hesje, Director	50,000	0.14
James G. Moore, Jr., VP-Engineering/COO(8)	168,129	0.48
Total beneficial ownership of all officers and directors as a group ( persons)	7,014,731	20.08

(1) All shares owned directly are owned beneficially and of record and such stockholder has sole voting, investment, and dispositive power, unless otherwise noted. Also includes director shares earned but not issued as of this filing.
(2) Assumes exercise of options and/or warrants and corresponding increase in the number of shares issued and outstanding.
(3) Louis M. Haynie, Henry D. Moyle and Francis E. Dosal did not stand for reelection to the Board at the December 14, 2011 Annual Meeting of Stockholders.
(4) Silas O. Kines passed away on January 11, 2012.
(5) Includes 2,000 shares owned beneficially and of record by Gae B. Haynie, spouse of Louis M. Haynie, of which Mr. Haynie may be deemed to have beneficial ownership.
(6) Includes 78,124 shares all owned beneficially and of record by Mr. Moyle’s spouse and/or  child, all of which Mr. Moyle may be deemed to have beneficial ownership.
(7) Includes 157,150 shares held of record by Mr. Dosal’s spouse and/or a trust over which Mr. Dosal may exercise discretionary authority.
(8) James G. Moore, Jr. resigned as Vice President-Engineering/Chief Operating Officer effective March 3, 2012.

Preferred Stock

The following tables set forth as of October 8, 2012, the name and address and the number of shares of our Series A Preferred Stock held of record or beneficially by each person who held of record, or was known by us to own beneficially, more than 5 percent of our preferred stock. No Director or Officer holds any preferred stock. The information on share numbers and percentage ownership listed assumes: a) the exercise of options by the beneficial owner (all included options are currently exercisable); and b) a corresponding increase in the number of shares issued and outstanding. Beneficial ownership is determined in accordance with the rules of the SEC.  In determining the number of shares beneficially owned by a person, options or warrants to purchase preferred stock held by that person that are currently exercisable, or become exercisable within 60 days following, are deemed outstanding; however, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.  We believe that all of the persons named in this table have sole voting and investment power with respect to all shares of preferred stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

Security Ownership of Certain Beneficial Owners
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Kenneth Brailsford 55 West South Temple Street, #301, Salt Lake City, UT 84101	250,000	22.03%
Rex Maughan 7501 East McCormick Parkway, Scottsdale, AZ 85258	200,000	17.62%
Kenneth J. Block 1350 North Town Center Drive, Floor 2/Apartment 2045 Las Vegas, NV 89144	200,000	17.62%
M. Russell Ballard 40 North State Street, Unit 7D, Salt Lake City, UT 84103	200,000	17.62%
Total beneficial ownership of all persons as a group	850,000	74.89%

(1) All shares owned directly are owned beneficially and of record and such stockholder has sole voting, investment, and dispositive power, unless otherwise noted. Also includes director shares earned but not issued as of this filing.
(2) Assumes exercise of options and/or warrants and corresponding increase in the number of shares issued and outstanding.

Equity Compensation Plan Information

The following table sets forth information as of the end of June 30, 2012 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Performance Units A	Weighted-Average Exercise Price of Outstanding Options, Restricted Stock Units and Performance Units B	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans C
Equity compensation plans approved by security holders	2,579,000	$0.45	1,416,590
Equity compensation plans not approved by security holders	-	-	-
Total	2,579,000	$0.45	1,416,590

FINANCIAL AND OTHER INFORMATION

The Company’s most recent audited financial statements and other information are contained in the Company’s annual report on Form 10-K for the period ending June 30, 2012. Such reports once filed, are available to stockholders upon written request addressed to the Company at the Company’s executive offices, or on the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors (the "Committee") assists the Board of Directors in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of our internal controls. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, which is available on our website.

The members of the Committee are Brian Hesje and John Goldberg. The current members of the Committee meet the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The members of the Committee reviewed and discussed with our management and HJ & Associates, LLC the audited financial statements contained in our annual report on Form 10-K for the fiscal year ended June 30, 2012 and also discussed with HJ & Associates, LLC the matters required to be discussed by Statement on Auditing Standards No. 114 (Communications with Audit Committees), as amended. The members of the Committee received from HJ & Associates, LLC the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence.

Based on their review of our audited consolidated financial statements, and on their discussion with our management and with HJ & Associates, LLC, the members of the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2012.

AUDIT COMMITTEE

/s/Brian W. Hesje	/s/John J. Goldberg
Brain W. Hesje, Chairman	John J. Goldberg
October 3, 2012	October 3, 2012

STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting.  It is anticipated that the next annual meeting of stockholders will be held during December 2013.  Stockholders who, in accordance with Rule 14a-8 of the Exchange Act wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on June 30, 2013, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Stockholder proposals and director nominations for our 2013 Annual Meeting not intended for inclusion in the proxy materials for the meeting must be delivered to our principal executive offices no earlier than July 15, 2013 and no later than August 19, 2013 to be considered timely.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our Directors, executive officers and 10percent stockholders, which we refer to as reporting persons, to file with the SEC initial reports of ownership and changes in ownership of our common stock.  Reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, based solely on our review of the copies of such reports received or written representations from certain reporting persons that no other reports were required, we believe that during our fiscal year ended June 30, 2012 all reporting persons timely filed all such reports.

CODE OF ETHICS

We have adopted a Code of Business Conduct that applies to all our directors, officers and employees.  A copy of the code of ethics will be provided free of charge upon written request to our Secretary at the address shown on the cover page of this proxy statement and is accessible, free of charge at our website, www.amerityre.com.  If we grant waivers from or make amendments to this code of ethics that are required to be disclosed pursuant to the Exchange Act or applicable listing requirements, we will make those disclosures on our website within four business days following the date of such waiver or amendment.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request by mail to Amerityre Corporation, 1501 Industrial Road, Boulder City, Nevada 89005. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Amerityre stock at two different brokerage firms, your household will receive two copies of our annual meeting materials—one from each brokerage firm.

OTHER MATTERS

Management does not know of any business other than referred to in the Notice which may be considered at the meeting.  If any other matters should properly come before the Annual Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.

AMERITYRE CORPORATION
BY ORDER OF THE BOARD OF DIRECTORS

/s/Timothy L. Ryan
Timothy L. Ryan, Chief Executive Officer
Boulder City, Nevada
October 15, 2012

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD.
RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

[PROXY CARD]
PROXY
AMERITYRE CORPORATION
Annual Meeting of Stockholders
December 4, 2012
(This Proxy is Being Solicited by the Board of Directors)

The undersigned hereby appoints Timothy Ryan, proxy, with full power of substitution, to vote the voting shares of Amerityre Corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held in the Company’s manufacturing plant at 1501 Industrial Road, Boulder City Nevada 89005, on Tuesday, December 4, 2012, or any adjournment(s) thereof, such proxies being directed to vote as specified below.  If no instructions are specified, such proxy will be voted “FOR” each proposal.  If any other business is presented at the Annual Meeting, this proxy will be voted in accordance with the determination of a majority of the Board of Directors.

To vote in accordance with the Board of Directors’ recommendations, sign below.  The “FOR” boxes may, but need not, be checked.  To vote against any of the recommendations, check the appropriate box(es) marked “AGAINST” below.  To withhold authority for the proxies to vote for any of the recommendations, check the appropriate box(es) marked “WITHHOLD AUTHORITY” below.

The Board of Directors recommends votes “FOR” the following proposals, each of which has been proposed by the Board of Directors:

1. Elect each of the following nominees as directors to serve until the 2013 Annual Meeting of Stockholders. To vote against any individual nominee, strike a line through such nominee’s name. To withhold your vote for any individual nominee, strike a line through such nominee’s name and circle the name.

Timothy L. Ryan	L. Wayne Arnett	John G. Goldberg	Brian Hesje

FOR ☐                                AGAINST ☐                                    WITHHOLD AUTHORITY ☐

2. Ratify the appointment of HJ & Associates, LLC as independent public accountants.

FOR ☐                                AGAINST ☐                                    WITHHOLD AUTHORITY ☐

 3. Approve an amendment to the Articles of Incorporation increasing the number of common shares authorized

FOR ☐                                AGAINST ☐                                    WITHHOLD AUTHORITY ☐

PLEASE PRINT YOUR NAME AND SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF THE COMPANY.   WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.  IF THE SIGNER IS A COMPANY, PLEASE PROVIDE THE FULL NAME OF THE COMPANY AND A SIGNATURE FROM A DULY AUTHORIZED OFFICER, GIVING THE OFFICER’S FULL TITLE AS SUCH.  IF YOUR SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE IN THE SPACE PROVIDED THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.

Name of Brokerage	Number of Shares
House [If Applicable]	Beneficially Held
__________________________________	_______________________________

Date:
___________________________________	_______________________________
Signature	Signature (if held jointly)

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.